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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): MAY 10, 1999



                                  ORAVAX, INC.

               (Exact Name of Registrant as Specified in Charter)



            DELAWARE                                  0-26034                                04-3085209
  (State or Other Jurisdiction                      (Commission                             (IRS Employer
       of Incorporation)                           File Number)                          Identification No.)



38 Sidney Street, CAMBRIDGE, MASSACHUSETTS                                        02139
(Address of Principal Executive Offices)                                         (Zip Code)



                                 (617) 494-1339
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On May 11, 1999, OraVax, Inc. (the "Registrant" or the "Company") completed the merger with Peptide Therapeutics Group plc ("Peptide") after it obtained stockholder approval at a Special Meeting held on May 10, 1999. The acquisition was structured as a merger of a newly formed, wholly-owned subsidiary of Peptide with and into the Company, pursuant to a Restated Agreement and Plan of Acquisition, as amended, among the Company, Peptide and Peach Acquisition
Corp., dated as of November 10, 1998 (the "Agreement").

     As consideration for the merger, the Company's stockholders received 10,141,617 ordinary shares of Peptide stock in exchange for each share of the Company's common stock, $0.001 par value, with a total value of approximately $17,008,506 million. The number of Peptide ordinary shares issued to the stockholders of the Company was based on an exchange ratio of 0.50913 per share equal to the average closing price of the Peptide ordinary shares on the London Stock Exchange for the ten trading days beginning April 23, 1999 and ending on May 6, 1999. Cash is payable in lieu of any fractional shares of the Company's common stock issuable in the merger for a price equal to the fraction times $1.6771.

     In addition, options and warrants to purchase the Company's Common Stock that were outstanding on the closing date, automatically converted into options and warrants, respectively, to purchase Peptide ordinary shares, subject the same exchange ratio.

     The assets acquired by Peptide in the merger include the Company's vaccines and antibody products against HELICOBACTER PYLORI (H. PYLORI), CLOSTRIDIUM DIFFICILE and the ChimeriVax-TM- family of single-dose, live-attenuated viral vaccines which includes vaccines against Japanese encephalitis, dengue, tick borne encephalitis and hepatitis C. The Company will operate as a wholly-owned subsidiary of Peptide.


ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

     In connection with the acquisition, all of the members of the Company's Board of Directors, consisting of Lance K. Gordon, Andre L. Lamotte, Douglas MacMaster and Allen Misher, resigned, effective as of May 11, 1999, at a Special Meeting of Stockholders held on May 10, 1999. The resigning directors did not have any disagreements with the Company on any matter relating to the Company's operations, policies or practices.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  Incorporated by reference to the Registration Statement on Form F-4 of Peptide Therapeutics Group plc (Commission File No. 333-72077).

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Incorporated by reference to the Registration Statement on Form F-4 of Peptide Therapeutics Group plc (Commission File No. 333-72077).

         (c)      EXHIBITS:

                  2.1 Restated Agreement and Plan of Merger among OraVax, Inc., Peptide Therapeutics Group PLC and Peach Acquisition Corp., dated November 10, 1998. Incorporated by reference to the Registration Statement on Form F-4 of Peptide Therapeutics Group plc (Commission File No. 333-72077).

                  99.1     Press release, dated May 11, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 11, 1999                      ORAVAX, INC.




                                         By:/s/ Brigid A. Makes
                                            --------------------
                                            Brigid A. Makes
                                            Vice President, Finance

                                       4
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                                  EXHIBIT INDEX
Exhibit
   No.                     Description
-------                    -----------

  2.1 Restated Agreement and Plan of Merger among OraVax, Inc., Peptide Therapeutics Group PLC and Peach Acquisition Corp., dated November 10, 1998. Incorporated by reference to the Registration Statement on Form F-4 of Peptide Therapeutics Group plc (Commission File No. 333-72077).

  99.1 Press release, dated May 11, 1999 announcing completion of the merger.


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